UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2006

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	Commission File No. 0-14843	33-0033759
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

5675 Hudson Industrial Parkway Hudson, Ohio	44236
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:

(800) 553-1170

7321 Lincoln Way, Garden Grove, California 92841

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On February 28, 2006 DPAC Technologies Corp. a California corporation (the “Company”) completed the previously announced merger (the “Merger”) of its wholly owned subsidiary, DPAC Acquisition Sub, Inc., an Ohio corporation with and into QuaTech, Inc., an Ohio corporation (“QuaTech”). By operation of the Merger, QuaTech became a wholly-owned subsidiary of the Company and former shareholders of QuaTech were issued in the aggregate 64,095,857 shares of common stock of the Company. By nature of the fact that QuaTech is now a subsidiary of the Company, on a consolidated basis the Company and its subsidiary are parties to certain agreements and financings referred to below. Also, in association with the Merger, the Company entered into certain additional financing and other agreements and issued additional securities all as described below. The former shareholders of QuaTech collectively now hold approximately 74.5% of the issued and outstanding shares of Company common Stock. As contemplated by the Merger, the members of the Board of Directors and Officers of the Company have changed. Thus the Merger has resulted in a change of control of the Company and, for accounting purposes, QuaTech is considered to be the acquiring entity and QuaTech’s fiscal year end of December 31 will be the Company’s fiscal year end going forward. The Company’s press release issued February 28, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(1) On February 28, 2006, the Company entered into an employment agreement (the “Runkel Agreement”) with Steven D. Runkel pursuant to which Mr. Runkel became the Chief Executive Officer of the Company. (See Item 5.02 below.) The Runkel Agreement has a term that began on February 28, 2006 and runs until the earliest of (i) December 31, 2006; (ii) the termination of Mr. Runkel’s employment by the Company for cause; (iii) 30 days after written notice by Mr. Runkel that he intends to terminate his employment; and (iv) Mr. Runkel’s death. Pursuant to the Runkel Agreement, Mr. Runkel will receive a base salary of $210,000 per year, an auto allowance of $750 per month and be eligible to participate in any incentive compensation program of the Company and all other benefit programs generally applicable to the Company’s senior executives. If DPAC terminates Mr. Runkel’s employment for any reason other than for “cause” or if Mr. Runkel terminates his employment for “good reason”, as those terms are defined in the Runkel Agreement prior to the expiration of the term of the agreement, Mr. Runkel will be entitled to a severance equal to the continuation of his base salary and auto allowance for twelve months from the termination of his employment. In addition, upon such an event, all unvested stock options to purchase Company common stock held by Mr. Runkel, if any, shall become fully vested and may be exercised by him for two years form the date of his termination. A copy of the Runkel Agreement is being filed herewith as Exhibit 10.1.

(2) On February 28, 2006, the Company and QuaTech entered into a certain Joinder Agreement and Third Amendment to Subordinated Loan and Security Agreement with The HillStreet Fund, L.P. (“HillStreet”). The original Subordinated Loan and Security Agreement was entered into On July 28, 2000 by and between QuaTech and HillStreet and was amended two times prior to the third amendment. The Subordinated Loan and Security Agreement as amended is hereinafter referred to as the “HillStreet Loan Agreement”. Pursuant to the HillStreet Loan Agreement, each of the Company and QuaTech, as co-borrowers, has borrowed $1,500,000 (the “HillStreet Debt”) which is to be repaid with interest at the rate of 15% per year on or before August 31, 2007. The HillStreet Debt may be prepaid at any time without penalty. Upon payment of the HillStreet Debt, the Company and QuaTech must also pay HillStreet a success fee of $500,000. The HillStreet Debt is secured by all the assets of the Company and QuaTech which security interest is subordinated to the interest of National City Bank (See Section (3) of this Item 1.01 below) and is pari passu to the security interest of the State of Ohio. (See Section (4) of this Item 1.01 below.) In connection with the HillStreet Loan Agreement, the Company issued a warrant to purchase 5,443,457 shares of common stock of the Company. (See Item 3.02 below.) A copy of the HillStreet Loan Agreement is being filed herewith as Exhibits 10.2, 10.3, 10.4 and 10.5.

(3) On February 28, 2006, QuaTech entered into a certain Fifth Amendment to Credit Agreement with National City Bank (“National City”) The original Credit Agreement with National City was entered into on July 28, 2000 and was amended four times prior to the fifth amendment. The Credit Agreement as amended is hereinafter referred to as the “National City Credit Agreement.” Pursuant to the National City Credit Agreement, QuaTech has borrowed $600,000 as a term loan and has access to a revolving commitment of up to $2,000,000. The term loan is payable in 18 consecutive monthly installments of principal beginning on March 5, 2006 in the amount of $16,667.00 for the first 17 installments and the unpaid balance payable as the 18th installment. The revolving commitment allows QuaTech to borrow and repay based upon working capital needs. The amount of available borrowing under the revolving commitment is based upon a borrowing base of QuaTech’s eligible accounts receivable and inventory. The interest rate on the term loan is the prime rate plus 2% and is payable monthly. Interest accrues on the revolving credit at a rate that may fluctuate from 0.5% to 4% above the prime rate depending upon the Senior Debt to EBITA ratio of QuaTech as determined by the terms of the National City Credit Agreement. Currently, QuaTech is charged a rate of 1% over the prime rate on the revolving commitment. National City is secured by all of the assets of QuaTech and Steven D. Runkel (the CEO and a director of the Company) and William Roberts (a director of the Company) have personally guaranteed QuaTech’s indebtedness to National City under the term loan. A copy of the National City Credit Agreement is being filed herewith as Exhibits 10.6, 10.7, 10.8, 10.9, 10.10 and 10.11.

(4) On January 27, 2006 QuaTech entered into a Loan Agreement with the Director of Development of the State of Ohio (the “State of Ohio Loan Agreement”) pursuant to which QuaTech may borrow up to $2,500,000 (the “State of Ohio Debt”) for certain eligible project financing. The State of Ohio Debt accrues interest at the rate of 8.0% per year. Payments of interest only are due and payable monthly from March 2006 through February 2007. Thereafter, QuaTech is obligated to make 48 consecutive monthly payments of interest and principal totaling $12,206.46 per month with the balance due on February 1, 2011. On February 1, 2011 QuaTech must also pay the State of Ohio a participation fee equal to the lesser of 10% of the maximum principal amount borrowed or $250,000. The State of Ohio Debt is secured by all the assets of QuaTech which security interest is subordinated to the interest of National City Bank (see Section (3) of this Item 1.01 above) and is pari passu to the security interest of HillStreet as to the QuaTech assets (see Section (2) of this Item 1.01 above). A Copy of the State of Ohio Loan Agreement is being filed herewith as Exhibit 10.12.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See the introduction that precedes Item 1.01 which is incorporated herein by reference. There was no material relationship between the shareholders of QuaTech and the Company prior to the transaction except that Development Capital Ventures LP (“DCV”), the holder of 100% of QuaTech’s Series A Preferred Stock prior to the Merger, made a bridge loan to the Company in the principal amount of $500,000 on August 5, 2005 (the “Bridge Loan”) which converted into 4,934,209 shares of Company Common Stock as a result of the consummation of the Merger (see Item 3.02 following). DCV also received 29,843,286 shares of Company common stock by operation of the Merger in exchange for its Series A Preferred Stock of QuaTech. DCV now holds approximately 54.3% of the issued and outstanding Company common stock. The Agreement and Plan of Reorganization as amended, historical financial statements of QuaTech and unaudited pro forma condensed consolidated financial information were filed with the Company’s Registration Statement on Form S-4 (Registration No. 333-129532) and are incorporated by reference in Item 9.01 of this For 8-K. QuaTech’s financial statements for the year ended December 31, 2005 as well as pro forma financial information through December 31, 2005 will be filed by amendment to this Form 8-K.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

(1) Upon the consummation of the Merger on February 28, 2006, the DCV Bridge Loan was converted into 4,934,209 shares of Company Common Stock which were issued to DCV. The Company has no further obligation to repay the Bridge Loan. No additional consideration was paid by DCV. The Company has provided DCV with certain registration rights with respect to such shares pursuant to the terms of a certain Shareholder and Registration Rights Agreement, dated May 11, 2005 by and among the Company, DCV and others which agreement was filed with the Company’s Registration Statement on Form S-4 (Registration No. 333-129532) and are incorporated by reference into Item 9.01 of this Form 8-K.

(2) Upon the consummation of the HillStreet Debt on February 28, 2006, and in partial consideration for funding the HillStreet Debt, the Company issued to HillStreet a warrant to purchase 5,443,457 of Company common stock at an exercise price of $0.00001 per share. The warrant expires on February 28, 2016. At any time upon the first to occur of February 28, 2008 or certain specified capital transaction involving the Company, HillStreet has the right to put the warrant or any Company common stock issued in exercise of the warrant to the Company at a price equal to greatest of (i) the fair market value as established by a capital transaction or public offering; (ii) six times the Company’s EBITA for the trailing 12 month period; and (iii) an appraised value. The Company has provided HillStreet with certain registration rights with respect to the shares of Company common stock underlying the warrant pursuant to the terms of a certain Registration Rights Agreement, dated February 28, 2006 which is being filed herewith as Exhibit 4.1. The HillStreet Warrant was issued pursuant to a certain Warrant Agreement, dated February 28, 2006, by and between the Company and HillStreet which is being filed herewith as Exhibit 4.2.

(3) Upon the consummation of the Merger on February 28, 2006, the Company issued to B. Riley & Company 312,500 shares of Company common stock as partial payment of the transaction fee paid to B. Riley for its financial advisory service to the Company regarding the Merger. Such shares were valued based upon the last recorded traded price of Company Common stock on February 28, 2006 of $0.16 per share.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Prior to the Merger, QuaTech had engaged Bober, Markey, Fedorovich & Company (“Bober Markey”) as the independent registered public accounting firm to audit the financial statements of QuaTech for the fiscal year ended December 31, 2004. (As explained in the paragraph below, QuaTech is the acquiror for accounting purposes, and QuaTech’s historical financial statements will be included in Company financial statements.) QuaTech dismissed Bober Markey on January 24, 2006. Bober Markey’s report on QuaTech’s financial statements for the fiscal ended December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During each of QuaTech’s two most recent fiscal years and through the date of this report, there were: (i) no disagreements with Bober Markey on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or subject matter in connection with their report on our financial statements for such years; and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. QuaTech has provided Bober Markey with a copy of the foregoing disclosures, and has requested that Bober Markey furnish the Company with a letter addressed to the SEC indicating whether it agrees with the disclosure herein. Such letter is filed as Exhibit 16.1 to this Form 8-K.

Prior to the Merger, and after the dismissal of Bober Markey, QuaTech engaged the firm of Hausser + Taylor LLC to audit its financial statements for the year ended December 31, 2005. The Merger is accounted for as a “reverse acquisition” and QuaTech is treated as the acquiring company for accounting purposes despite the fact that the Company remains as a legal entity and parent of QuaTech as a matter of legal structure. As the acquiring entity for accounting purposes, in all future financial statements QuaTech’s historical financial statements will become the historical financial statements that are reported by the Company for comparison to the reporting period’s consolidated financial statements incorporating both QuaTech and DPAC. As a result, Hausser + Taylor LLC will be the independent accountant to the Company for the purpose of auditing the year ended December 31, 2005. See also Item 5.03 below.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

See Items 2.01 and 3.02 above which are incorporated herein by reference. As a result of the Merger and the issuance of the shares to DCV upon conversion of the Bridge Loan, as of February 28, 2006, the shareholders of QuaTech collectively now hold approximately 74.5% of the issued and outstanding shares Company Common Stock. DCV now holds approximately 54.3% of the issued and outstanding Company common stock. One other former QuaTech shareholder, William Roberts, owns approximately 8.4% of the issued and outstanding common stock of the Company. HillStreet has a warrant to purchase approximately 5% of the issued and outstanding common stock. No other person is known to own more than 5% of the issued and outstanding shares of Company common stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On February 28, 2006, immediately after the effective time of the Merger, the following directors resigned from there positions as directors and as members of the committees listed by their names below:

Name	Former committee positions
Richard J. Dadamo
Gordon M. Watson	Compensation Committee, Independent Directors Committee
Richard H. Wheaton	Audit Committee, Compensation Committee, Independent Directors Committee
John W. Hohener	Audit Committee, Independent Directors Committee

Each of the above former directors resigned to comply with the provisions of the Merger Agreement. There were no disagreements with any of these individuals that the Company believes caused, in whole or in part, the director’s resignation

On February 28, 2006, Creighton K. Early resigned as the Chief Executive Officer of the Company as required by the Merger Agreement. Mr. Early will continue to serve as a director of the Company.

On February 28, 2006 Steven D. Runkel became the Chief Executive Officer of the Company. See the discussion is Section (1) of Item 1.01 above which is incorporated herein by reference. For the past 5 years Mr. Runkel has served as the CEO of QuaTech. He is 44 years old. There are no family relationships between Mr. Runkel and any director, or executive officer of the Company.

On February 28, 2006 as contemplated by the Merger Agreement the following individuals were appointed to the Board of Directors of the Company. At this time they are expected to serve on the committees, if any, indicated next to their name below:

Name	Expected committee positions
Steven D. Runkel
William Roberts	Compensation Committee
James Bole	Compensation Committee
Mark Chapman	Audit Committee
Dennis R. Leibel	Audit Committee

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

As a result of accounting for the Merger as a “reverse acquisition” the Company determined on February 28, 2006 that its fiscal year end will change from February 28 to December 31.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of the business acquired

To be filed by amendment.

(b) Pro forma financial information

To be filed by amendment.

(d) Exhibits

Exhibit No.	Description
4.1	Registration Rights Agreement, between DPAC Technologies Corp. and the HillStreet Fund, LP, dated as of February 28, 2006.

4.2	Warrant to Purchase Common Stock of DPAC Technologies Corp., issued to The HillStreet Fund, LP, dated as of February 28, 2006.

10.1	Employment Agreement, between Steven D. Runkel and DPAC Technologies Corp., effective as of February 28, 2006.

10.2	Subordinated Loan and Security Agreement, between WR Acquisition, Inc., as Borrower, and The HillStreet Fund, L.P., as Lender, dated as of July 28, 2000 (the “HillStreet Loan Agreement”).

10.3	First Amendment to the HillStreet Loan Agreement, dated as of August 5, 2005.

10.4	Second Amendment to the HillStreet Loan Agreement, dated as of January 27, 2006.

10.5	Third Amendment to the HillStreet Loan Agreement, dated as of February 28, 2006.

10.6	Credit Agreement, between WR Acquisition, Inc., as Borrower, and National City Bank, as Lender, dated as of July 28, 2000 (the “National City Credit Agreement”).

10.7	First Amendment to the National City Credit Agreement, dated as of March 25, 2002.

10.8	Second Amendment to the National City Credit Agreement, dated as of September 4, 2002.

10.9	Third Amendment to the National City Credit Agreement, dated as of November 25, 2003.

10.10	Fourth Amendment to the National City Credit Agreement, dated as of July 21, 2005.

10.11	Fifth Amendment to the National City Credit Agreement, dated as of February 28, 2006.

10.12	Loan Agreement, between QuaTech, Inc., as Borrower, and the Director of Development of the State of Ohio, as Lender, dated as of January 27, 2006.

16.1	Letter from Bober, Markey, Fedorovich & Company, dated March 6, 2006.

99.1	Press release of DPAC Technologies Corp., dated February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC Technologies Corp.

Date: March 6, 2006	By	/s/ Steven D. Runkel
	Name:	Steven D. Runkel
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Registration Rights Agreement, between DPAC Technologies Corp. and the HillStreet Fund, LP, dated as of February 28, 2006.

4.2	Warrant to Purchase Common Stock of DPAC Technologies Corp., issued to The HillStreet Fund, LP, dated as of February 28, 2006.

10.1	Employment Agreement, between Steven D. Runkel and DPAC Technologies Corp., effective as of February 28, 2006.

10.2	Subordinated Loan and Security Agreement, between WR Acquisition, Inc., as Borrower, and The HillStreet Fund, L.P., as Lender, dated as of July 28, 2000 (the “HillStreet Loan Agreement”).

10.3	First Amendment to the HillStreet Loan Agreement, dated as of August 5, 2005.

10.4	Second Amendment to the HillStreet Loan Agreement, dated as of January 27, 2006.

10.5	Third Amendment to the HillStreet Loan Agreement, dated as of February 28, 2006.

10.6	Credit Agreement, between WR Acquisition, Inc., as Borrower, and National City Bank, as Lender, dated as of July 28, 2000 (the “National City Credit Agreement”).

10.7	First Amendment to the National City Credit Agreement, dated as of March 25, 2002.

10.8	Second Amendment to the National City Credit Agreement, dated as of September 4, 2002.

10.9	Third Amendment to the National City Credit Agreement, dated as of November 25, 2003.

10.10	Fourth Amendment to the National City Credit Agreement, dated as of July 21, 2005.

10.11	Fifth Amendment to the National City Credit Agreement, dated as of February 28, 2006.

10.12	Loan Agreement, between QuaTech, Inc., as Borrower, and the Director of Development of the State of Ohio, as Lender, dated as of January 27, 2006.

16.1	Letter from Bober, Markey, Fedorovich & Company, dated March 6, 2006.

99.1	Press release of DPAC Technologies Corp., dated February 28, 2006.